EXHIBIT 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of OmniComm Systems, Inc. (the “Company”) for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, being, Cornelis F. Wit, Chief Executive Officer of the Company, and Thomas E. Vickers, Chief Financial Officer of the Company each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 8, 2014

/s/ Cornelis F. Wit

Cornelis F. Wit

Chief Executive Office (principal executive officer)

September 8, 2014

/s/ Thomas E. Vickers

Thomas E. Vickers

Chief Financial Officer (principal financial and accounting officer)